Exhibit 10.3

DEVELOPMENT PROPERTY AGREEMENT

between

HPT TA PROPERTIES LLC,

as Purchaser,

and

TA OPERATING LLC,

as Seller

June 22, 2016

DEVELOPMENT PROPERTY AGREEMENT

THIS DEVELOPMENT PROPERTY AGREEMENT is made and entered into as of June 22, 2016 (the “Effective Date”), between HPT TA Properties LLC, a Maryland limited liability company, together with any of its successors and assigns as expressly permitted hereunder, as purchaser (“Purchaser”), and TA Operating LLC, a Delaware limited liability company, as seller (“Seller”).

PRELIMINARY STATEMENTS

Purchaser and Seller are parties, among others, to that certain Transaction Agreement, dated as of June 1, 2015, as amended by that certain First Amendment to Transaction Agreement, dated as of the date hereof (as so amended, the “Transaction Agreement”), pursuant to which Seller agreed to sell and Purchaser agreed to purchase the Property (this and other capitalized terms used and not otherwise defined herein shall have the meaning given such terms in Article 1), subject to and in accordance with the terms and conditions in the Transaction Agreement and as hereinafter set forth.

NOW, THEREFORE, it is agreed:

ARTICLE 1
DEFINITIONS

1.1                               Capitalized Terms.  Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth below or in the section of this Agreement referred to below and such definitions shall apply equally to the singular and plural forms of such terms.

“Agreement”:  this Development Property Agreement, together with all exhibits attached hereto.

“Closing”:  the closing and consummation of the purchase and sale transaction contemplated by this Agreement.

“Improvements”:  collectively, all buildings, structures and other improvements of every kind including, but not limited to, underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures situated upon the Land.

“Intangible Property”:  collectively, all transferable or assignable permits, certificates of occupancy, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character related to the ownership, and not the operation, of the Land and Improvements, but only to the extent the foregoing is assignable without cost to Seller.

“Internal Revenue Code”:  the Internal Revenue Code of 1986, as amended and in effect from time to time, and including the applicable Treasury Regulations thereunder.

“Land”:  collectively, all of Seller’s right, title and interest in and to the parcel or parcels of land described in Exhibit A together with all easements and appurtenances related thereto.

“Permitted Encumbrances”:  collectively, applicable zoning, subdivision, building and other land use laws and regulations; liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent; all matters shown on or referenced in the Title Commitment which are reasonably acceptable to Purchaser; and all matters shown on the Survey which are reasonably acceptable to Purchaser.

“Property”:  collectively, all of Seller’s right title and interest in and to the Real Property and/or the Intangible Property.

“Purchase Price”:  Thirteen Million One Hundred Ninety-Four Thousand and 00/100ths Dollars ($13,194,000.00).

“Purchaser”:  the meaning given such term in the preamble of this Agreement.

“Real Property”:  collectively, the Land and the Improvements.

“Seller”:  the meaning given such term in the preamble of this Agreement.

“Survey”:  the ALTA/NSPS Land Title Survey for 4230 W. Highway 24, Remington, Indiana, dated April 4, 2016, last revised April 8, 2016, prepared by Global Land Solutions, LLC, coordinated by Commercial Due Diligence Services.

“Title Commitment”:  the title commitment for the Real Property issued by the Title Company and dated March 11, 2016.

“Title Company”:  First American Title Insurance Company.

ARTICLE 2
PURCHASE AND SALE; CLOSING

2.1                               Purchase and Sale.  In consideration of the payment of the Purchase Price by Purchaser to Seller as herein provided and for other good and valuable consideration, Seller shall sell the Property to Purchaser, and Purchaser shall purchase the Property from Seller, subject to and in accordance with the terms and conditions of this Agreement.

2.2                               Closing.  The purchase and sale of the Property shall be consummated contemporaneously with the execution of this Agreement.

2.3                               Purchase Price.  The purchase price to be paid by Purchaser to Seller for the Property shall be the Purchase Price.

2.4                               IRS Real Estate Sales Reporting.  Seller shall act as “the person responsible for closing” the transaction which is the subject of this Agreement pursuant to Section 6045(e) of the Internal Revenue Code and shall prepare and file all informational returns, including IRS Form

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1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Internal Revenue Code.

ARTICLE 3
CLOSING OBLIGATIONS

3.1                               Seller’s Closing Obligations.  On the Effective Date, Seller shall deliver to Purchaser:

(i)                         A good and sufficient deed with covenants against grantor’s acts, or its local equivalent, in proper statutory form for recording, duly executed and acknowledged by Seller, conveying good and marketable fee simple title to the Real Property, free from all liens and encumbrances other than the Permitted Encumbrances;

(ii)                      A certificate of non-foreign status, pursuant to Section 1445 of the Internal Revenue Code, substantially in the form of Exhibit B, duly executed by TravelCenters of America LLC;

(iii)                   An executed counterpart amendment of the Amended and Restated TA Lease designated by Purchaser as contemplated by Section 2.2 of the Transaction Agreement; and

(iv)                  Such other conveyance documents, certificates, deeds, affidavits and other instruments as Purchaser, Seller or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions in the area in which the Real Property is located.

3.2                               Assignment and Assumption of Intangible Property and Indemnity.  Seller hereby assigns to Purchaser all of Seller’s right, title and interest in and to the Intangible Property to the extent first arising from and after the Effective Date.  Purchaser hereby assumes all of Seller’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  Purchaser hereby agrees to perform all of Seller’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  In each case, subject to any lease or other agreement between Seller and Purchaser that may otherwise allocate responsibilities, Purchaser shall indemnify, defend and hold harmless Seller from and against any and all losses, costs, damages, demands, expenses, fees, fines, including reasonable attorneys’ fees (“Losses”) arising from the Intangible Property to the extent first arising from and after the Effective Date and Seller shall indemnify, defend and hold harmless Purchaser from and against any and all Losses arising from the Intangible Property to the extent first arising prior to the Effective Date.

3.3                               Purchaser’s Closing Obligation.  On the Effective Date, Purchaser shall pay the Purchase Price to Seller by wire transfer of immediately available funds as instructed by Seller and shall deliver an executed counterpart amendment of the Amended and Restated TA Lease as contemplated by the Transaction Agreement.

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ARTICLE 4
PRORATIONS

4.1                               Proration Items.  Inasmuch as Seller will be leasing the Property from Purchaser on and after the Effective Date, all customary and usual prorations, including for ad valorem real estate taxes, personal property taxes, assessments or special assessments, water, gas, electric or other utilities, shall be made for the account of Seller as seller under this Agreement or as the tenant under the lease being amended by Seller and Purchaser.

4.2                               Survival.  The obligations of the parties under this Article 4 shall survive the Closing.

ARTICLE 5
MISCELLANEOUS

5.1                               Like-Kind Exchange.  Seller may elect to effectuate the transaction contemplated by this Agreement as part of a forward like-kind exchange in accordance with Section 1031 of the Internal Revenue Code.  In furtherance of the foregoing and notwithstanding anything contained in this Agreement to the contrary, Seller may assign its rights under this Agreement to a “qualified intermediary” in order to facilitate a forward like kind exchange under Section 1031 of the Internal Revenue Code, and Purchaser agrees to execute an instrument acknowledging and consenting to the same; provided, however, such assignment shall not relieve Seller of any of its obligations hereunder.

5.2                               Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts.

5.3                               Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

5.4                               No Third Party Beneficiaries.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.  This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

5.5                               Entire Agreement.  This Agreement and the Transaction Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall

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supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

5.6                               Merger.  Except with respect to the any obligation expressly stated to survive the Closing, none of the terms or provisions of this Agreement shall survive the Closing, and the payment of the Purchase Price and delivery of the deed and other closing documents at the Closing shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Seller and/or Purchaser to be performed hereunder.

5.7                               Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any such counterparts or signatures may be delivered by facsimile or e-mail (in .pdf format), and any counterparts or signatures so delivered shall be deemed an original counterpart or signature for all purposes related to this Agreement.

5.8                               Section and Other Headings.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

5.9                               Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

5.10                        Survival.  The provisions of this Article 5 shall survive the Closing.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed as a sealed instrument as of the date first above written.

PURCHASER:

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

SELLER:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Development Property Agreement - Remington]

Exhibit A

Legal Description

Real property in the City of Remington, County of Jasper, State of Indiana, described as follows:

TRACT NO. 1:

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST, IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID QUARTER; THENCE ON AND ALONG THE SOUTH LINE THEREOF, NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST (BEARING DERIVED FROM U.S. #24 AND I-65 HIGHWAY PLANS) 2060.28 FEET; THENCE LEAVING THE SAID SOUTH LINE, NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 83.16 FEET TO THE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE NORTH RIGHT-OF-WAY LINE OF U.S. #24 AND 250.00 FEET WEST OF THE TERMINAL POINT OF LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 65, AND THE SOUTHWEST CORNER OF THE TRACT CONVEYED TO SUN OIL COMPANY BY DEED RECORDED IN DEED RECORD 169 PAGE 463; THENCE ON AND ALONG THE SAID RIGHT-OF-WAY NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 100.00 FEET; THENCE LEAVING THE SAID RIGHT-OF-WAY SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 83.14 FEET TO THE SOUTH LINE OF THE SAID QUARTER SECTION; THENCE ON AND ALONG THE SAID SOUTH LINE NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST 300.00 FEET; THENCE LEAVING THE SAID LINE NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 761.59 FEET; THENCE PARALLEL WITH THE CENTERLINE OF U.S. #24, SOUTH 89 DEGREES 19 MINUTES 30 SECONDS EAST 600.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 478.51 FEET; THENCE PARALLEL WITH THE CENTER LINE OF U.S. #24, NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 200.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 200.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 2:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED BY:

BASIS OF BEARINGS: INDIANA STATE PLAN COORDINATE SYSTEM, WEST ZONE.

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 761.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AS DESCRIBED IN DEED RECORD 204 PAGE 461, JASPER COUNTY RECORDER’S OFFICE AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 200.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 200.00 FEET TO AN EXISTING SURVEY MARKER LOCATED AT THE NORTHEAST CORNER OF SAID I-69 AUTO TRUCK PLAZA, INC.

PROPERTY; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 3:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 961.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AND THE POINT OF BEGINNING OF THIS DESCRIPTION;

THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 150.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 150.00 FEET; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

ALL IN JASPER COUNTY, INDIANA.

PIN NUMBERS: 37-02-20-000-08-000-002

37-02-20-000-015-000-002

37-02-20-000-009-001-002

EXHIBIT B

Form of FIRPTA Certificate

(See attached)

FIRPTA CERTIFICATE

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. federal income tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by TravelCenters of America LLC, a Delaware limited liability company (“Transferor”), pursuant to the Development Property Agreement, dated as of June   , 2016, between TA Operating LLC and HPT TA Properties LLC, Transferor hereby certifies to HPT TA Properties LLC (“Transferee”) the following:

1.                                      Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations thereunder);

2.                                      Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);

3.                                      TA Operating LLC, which has legal title to one or more transferred U.S. real property interests under local law, is disregarded as an entity separate from Transferor for U.S. federal income tax purposes;

4.                                      Transferor’s U.S. employer identification number is 20-5701514; and

5.                                      Transferor’s office address is 24601 Center Ridge Road, Westlake, OH 44145.

The undersigned and Transferor understand that this certificate may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

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Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

TravelCenters of America LLC

By:
Name:
Title:

Date:  [•]